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                                                                      EXHIBIT 23

                        CONSENT OF DELOITTE & TOUCHE LLP


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-32357, 33-51210, 33-68520, 333-00052 and 333-09595 of Goody's Family
Clothing, Inc. on Form S-8 of our report dated March 14, 2000 included in the Form 10-K of Goody's Family Clothing, Inc. for the year ended January 29, 2000.



DELOITTE & TOUCHE LLP

Atlanta, Georgia
April 25, 2000


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